BASIS OF PREPARATION (Tables)	12 Months Ended
Dec. 31, 2021
Revised Basic and diluted earnings per share

The Company has revised its earnings per share, basic and diluted, as of December 31, 2020 and 2019 as compared to the numbers included in the originally issued financial statements due to an immaterial error in the calculation of the weighted average amount of outstanding shares. The impact of these changes is detailed below:

	As of December 31, 2020		As of December 31, 2019
	Previously reported	As revised	Previously reported	As revised
Weighted average amount of outstanding shares	40	1,572	48	1,799

Basic and diluted earning per share from continued operations	3.30	0.08	12.38	0.33
Basic and diluted (loss) earning per share from discontinued operations	(12.48)	(0.32)	2.04	0.05
Basic and diluted (loss) earning per share	(9.18)	(0.23)	14.42	0.38